UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  August 13, 2008

(Date of earliest event reported)

JOHN DEERE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6458	36-2386361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East First Street

Suite 600

Reno, Nevada 89501

(Address of principal executive offices and zip code)

(775) 786-5527

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02 and 8.01	Results of Operations and Financial Condition and Other Events.

JDCC’s net income was $70.1 million for the third quarter and $224.6 million year to date, compared with net income of $79.0 million and $228.4 million for the respective periods last year. Quarterly and year-to-date results were lower primarily due to an increase in leverage, higher selling, administrative and general expenses, an increase in the provision for credit losses and lower income from receivable sales, partially offset by growth in the credit portfolio and increased commissions from crop insurance.

Net receivables and leases financed by JDCC were $19.289 billion at July 31, 2008, compared with $18.473 billion last year. Net receivables and leases administered, which include receivables previously sold, totaled $19.454 billion at July 31, 2008, compared with $18.986 billion one year ago.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits

		(99.1)	Press release and supplemental financial information of Deere & Company (Filed herewith)

Items 2.02 and 7.01	Results of Operations and Financial Condition and Regulation FD Disclosure (Furnished herewith)

The schedules of Deere & Company Other Financial Information (Exhibit 99.2) and Third Quarter 2008 Earnings Conference Call information (Exhibit 99.3) are furnished under Form 8-K Items 2.02 and 7.01 (Incorporated by reference from Items 2.02 and 7.01 of Deere & Company’s Current Report on Form 8-K dated August 13, 2008, file number (1-4121)). The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent John Deere Capital Corporation specifically incorporates the information by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

JOHN DEERE CAPITAL CORPORATION

	By:	/s/ Mary K.W. Jones
Mary K.W. Jones
Secretary
Dated: August 13, 2008

Exhibit Index

Number and Description of Exhibit

(99.1)

Press release and supplemental financial information of Deere & Company (Incorporated by reference from Item 9.01 (Exhibit 99.1) of Deere & Company’s Current Report on Form 8-K dated August 13, 2008, file number (1-4121)). (Filed herewith)

(99.2)

Other Financial Information of Deere & Company (Incorporated by reference from Items 2.02 and 7.01 (Exhibit 99.2) of Deere & Company’s Current Report on Form 8-K dated August 13, 2008, file number (1-4121)). (Furnished herewith)

(99.3)

Third Quarter 2008 Earnings Conference Call information of Deere & Company (Incorporated by reference from Items 2.02 and 7.01 (Exhibit 99.3) of Deere & Company’s Current Report on Form 8-K dated August 13, 2008, file member (1-4121). (Furnished herewith)